Exhibit 10.34

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

      This Third Amendment to Employment Agreement (this "Amendment") is made and entered into as of this 30th day of December, 2004, by and between DATA SYSTEMS & SOFTWARE INC., a Delaware corporation (the "Company"), and GEORGE MORGENSTERN (the "Executive").

      WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of January 1, 1997 (the "Agreement"), the term of which was extended to December 31, 2003 by the Second Amendment to the Employment Agreement, dated as of March 13, 2002 (the "Second Amendment"); and

      WHEREAS, the Executive is now serving the Company in his capacity as a Consultant, and the Company wishes to extend the Consulting Period;

      NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. That the first sentence of Section 1(b) of the Amended Employment Agreement is hereby amended by deleting the word "seventh" and substituting therefor with the word "eighth".

      2. That the first sentence of Section (1)(c) of the Amended Employment Agreement is hereby amended by deleting the word "seventh" and substituting therefor with the word "eighth".

      3. That the first sentence of Section 2(a)(2)(ii) of the Amended Employment Agreement is hereby amended by deleting the word "fourth" and substituting therefor with the word "fifth".

      4. This Amendment may be executed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement

                        [Signatures appear on next page]


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the day and year first above written.

DATA SYSTEMS & SOFTWARE INC.

By:  /S/ Yacov Kaufman
     ---------------------------------
     Yacov Kaufman, Vice President and
     Chief Financial Officer

     /S/ George Morgenstern
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GEORGE MORGENSTERN